UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2005

INTERNATIONAL DISPLAYWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27002	94-3333649

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1613 Santa Clara Drive, Suite 100
Roseville, California 95661-3542
(Address and telephone number of principal executive offices) (Zip Code)

(916) 797-6800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT 23.1

Section 9 — Financial Statements and Exhibits

     On April 13, 2005, International DisplayWorks, Inc. (the “Company”) filed a Current Report on Form 8-K to report the completion of its acquisition of all the outstanding shares of Three-Five Systems (Beijing) Co., Ltd., and certain other manufacturing equipment from Three-Five Systems, Inc. (the “TFSB Acquisition”). The Company indicated on the Form 8-K that it would file the financial information required under Item 9.01 no later than 71 days after the date on which the initial report on Form 8-K was required to be filed. This Amendment is filed to provide the required financial information.

     Pursuant to Item 9.01 of Form 8-K, set forth below are the Financial Statements and Pro Forma Financial Information relating to the TFSB Acquisition. Such information should be read in conjunction with the Company’s Current Report on Form 8-K, dated May 31, 2005 and filed on May 31, 2005, and Current Report on Form 8-K, dated April 8, 2005 and filed on April 13, 2005, relating to the TFSB Acquisition.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

Report of Independent Registered Public Accounting Firm

Balance Sheets – Three-Five Systems (Beijing) Co., Ltd as of December 31, 2004 and 2003

Statements of Operations – Three-Five Systems (Beijing) Co., Ltd. for the years ended December 31, 2004 and 2003

Statement of Shareholders’ Equity – Three-Five Systems (Beijing) Co., Ltd for the years ended December 31, 2004 and 2003

Statements of Cash Flows – Three-Five Systems (Beijing) Co., Ltd. for the years ended December 31, 2004 and 2003

Notes to the Financial Statements – Three-Five Systems (Beijing) Co., Ltd. for the years ended December 31, 2004 and 2003

(b)	Pro Forma Financial Information

Unaudited Pro Forma Combined Statement of Operations for the six months ended April 30, 2005

Unaudited Pro Forma Combined Statement of Operations for the twelve months ended October 31, 2004 for International DisplayWorks, Inc. and December 31, 2004 for Three-Five Systems (Beijing) Co., Ltd.

(c)	Exhibits

Exhibit No.	Exhibit Description
23.1	Consent of Independent Registered Public Accounting Firm.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL DISPLAYWORKS, INC., a Delaware corporation
Dated: June 23, 2005	/s/ Alan M. Lefko
Alan M. Lefko,
Vice President Finance

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Shareholders of
Three-Five Systems (Beijing) Co., Ltd

We have audited the accompanying balance sheets of Three-Five Systems (Beijing) Co., Ltd. (the “Company”) as of December 31, 2004 and 2003 and the related statements of operations, shareholders’ equity and cash flows for the years ended December 31, 2004 and 2003. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Three-Five Systems (Beijing) Co., Ltd. as of December 31, 2004 and 2003 and the results of its operations and its cash flows for the years ended December 31, 2004 and 2003, in conformity with accounting principles generally accepted in the United States of America.

/S/ GRANT THORNTON

Hong Kong
June 23, 2005

THREE-FIVE SYSTEMS (BEIJING) CO., LTD.
BALANCE SHEETS
(in thousands)

ASSETS	December 31,	December 31,
	2004	2003
Current assets:
Cash and cash equivalents	$1,675	$1,084
Accounts receivable, net of allowance for doubtful accounts of $20 and $0	3,303	833
Accounts receivable intercompany	345	4,228
Inventories	4,639	2,399
Prepaid expense and other current assets	1,604	738

Total current assets	11,566	8,198

Property and equipment at cost, net	9,650	9,057

Total assets	$21,216	$18,339

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$2,048	$2,740
Accounts payable intercompany	4,171	946
Accrued liabilities	822	638
Loan payable	2,417	—
Current portion of long term debt	11	—

Total current liabilities	9,469	4,324

Long-term debt, net of current portion	22	—

Total liabilities	9,491	4,324

Commitments and contingencies

Shareholders’ equity
Paid in capital	6,293	6,293
Retained earnings	5,429	7,719
Cumulative translation adjustment	3	3

Total shareholders’ equity	11,725	14,015

Total liabilities and shareholders’ equity	$21,216	$18,339

     The accompanying notes are an integral part of these financial statements

THREE-FIVE SYSTEMS (BEIJING) CO., LTD.
STATEMENTS OF OPERATIONS
(in thousands)

	For the Years Ended December 31
	2004	2003
Net sales	$18,005	$19,795
Cost of goods sold	18,211	19,280

Gross (loss) profit	(206)	515

Operating expenses:
General and administrative	1,364	1,349
Sales, marketing and customer service	477	512
Engineering, advanced design and product development	164	162

Total operating expenses	2,005	2,023

Operating loss	(2,211)	(1,508)

Other income (expense):
Interest income	8	40
Interest expense	(69)	(101)
Other expense	(18)	(4)

Total other expense	(79)	(65)

Loss before income taxes	(2,290)	(1,573)

Provision for income taxes	—	—

Net loss	$(2,290)	$(1,573)

     The accompanying notes are an integral part of these financial statements

THREE-FIVE SYSTEMS (BEIJING) CO., LTD.
STATEMENT OF SHAREHOLDERS’ EQUITY
(in thousands)

			Cumulative
	Paid in	Retained	Translation
	capital	earnings	Adjustment	Total

Balance, December 31, 2002	$6,293	$9,292	$2	$15,587
Net loss	—	(1,573)	—	(1,573)
Translation adjustment	—	—	1	1

Balance, December 31, 2003	$6,293	$7,719	$3	$14,015
Net loss	—	(2,290)	—	(2,290)

Balance, December 31, 2004	$6,293	$5,429	$3	$11,725

The accompanying notes are an integral part of these financial statements

THREE-FIVE SYSTEMS (BEIJING) CO., LTD.
STATEMENTS OF CASH FLOWS
(in thousands)

	For the Years Ended
	December 31,
	2004	2003
Cash flows from operating activities:
Net loss	$(2,290)	$(1,573)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation	1,202	1,198
Translation adjustment	—	1
Loss on disposal of fixed assets	40	3

Changes in operating assets and liabilities of business combinations:
Decrease (increase) in accounts receivable	1,413	(1,854)
(Increase) decrease in inventories	(2,240)	747
Decrease in prepaid expenses and other current assets	(866)	(484)
Increase in accounts payable	2,533	1,536
Increase in accrued liabilities	184	473

Net cash (used in) provided by operating activities	(24)	47
Cash flows from investing activities:
Acquisitions of property, plant and equipment	(1,844)	(1,907)
Proceeds from disposal of property, plant and equipment	45	15

Net cash used in investing activities	(1,799)	(1,892)

Cash flows from financing activities:
Payments on capital equipment lease	(3)	—
Proceeds from (payments on) debt	2,417	(2,706)

Net cash provided by (used in) financing activities	2,414	(2,706)

Increase (decrease) in cash and cash equivalents	591	(4,551)

Cash and cash equivalents at beginning of period	1,084	5,635

Cash and cash equivalents at end of period	$1,675	$1,084

Supplemental disclosure:
Cash paid for interest	$69	$101

Cash paid for income taxes	$—	$—

Non-cash transactions
Inception of capitalized equipment lease	$36	$—

The accompanying notes are an integral part of these financial statements

THREE-FIVE SYSTEMS (BEIJING) CO., LTD.

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2004 and 2003

1.	THE BUSINESS

Description of Business

Three-Five Systems (Beijing) Co., Ltd. (the “Company”) is located in Beijing, People’s Republic of China (the “PRC”) where it has a long-term land lease and owns the building in which it assembles thin film transistor (“TFT”) and super-twist nematic (“STN”) displays.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Fiscal Year

The Company currently operates on a calendar year which ends on December 31. This will change post-acquisition by International DisplayWorks, Inc. to October 31.

Cash and Cash Equivalents

The Company considers all highly liquid investments with maturity, at date of purchase, of three months or less to be cash equivalents.

Financial Instruments

We have determined the estimated fair value of financial instruments using available market information and valuation methodologies. Estimating fair values requires considerable judgment. Accordingly, the estimates may not be indicative of amounts that would be realized in a current market exchange. The carrying values of cash, short-term investments, accounts receivable, and accounts payable approximate fair value due to the short maturities of these instruments. In addition, at December 31, 2004, the carrying amount of the term loan payable and capital lease obligations is estimated to approximate fair value as the actual interest rates are consistent with rates estimated to be currently available for debt with similar terms and remaining maturities.

Inventories

Inventories are stated at the lower of cost or net realizable value. Cost is determined on the first-in, first-out basis. Costs included in the valuation of inventory are labor, materials (including freight and duty) and manufacturing overhead. We scrap inventory when materials are determined to be defective, damaged or no longer required. We also write down our inventory for estimated obsolescence or unmarketable inventory based on assumptions and estimates about market conditions. If actual market conditions are less favorable than those projected by us, additional inventory write-downs may be required.

Property, Plant and Equipment

Property, plant and equipment are recorded at cost less accumulated depreciation and any provision for impairment and are depreciated using the straight-line method over the estimated useful lives of the respective assets. The cost of major improvements is capitalized whereas the cost of maintenance and repairs is expensed in the period incurred. Gains and losses from the disposal of property, plant and equipment are included in income/loss from operations.

Depreciation rates computed using the straight-line method are as follows:

Buildings	35 years
Land use right	10-15 years

THREE-FIVE SYSTEMS (BEIJING) CO., LTD.

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2004 and 2003

Machinery and equipment	5-12 years
Furniture and office equipment	5 years
Motor vehicles	3–6 years
Software	3 years

Impairment or Disposal of Long-Lived Assets

In August 2001, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standard (SFAS) No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets,” that was applicable to financial statements issued for fiscal years beginning after December 15, 2001. The FASB’s new rules on asset impairment supersede SFAS No. 121, “Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of” and portions of Accounting Principles Board (“APB”) Opinion No. 30, “Reporting the Results for Operations.” The statement requires a single accounting model for long-lived assets to be disposed of and significantly changes the criteria that would have to be met to classify an asset as held-for-sale. Classification as held-for-sale is an important distinction since such assets are not depreciated and are stated at the lower of fair value or carrying amount. The statement also requires expected future operating losses from discontinued operations to be recorded in the period(s) in which the losses are incurred, rather than as of the measurement date as previously required. On November 1, 2002, the Company adopted SFAS No. 144. The adoption of SFAS No. 144 did not have any significant impact on the financial position and results of operations of the Company.

Revenue Recognition

The Company recognizes revenue from product sales in accordance with Staff Accounting Bulletin (SAB) No. 104 “Revenue Recognition in Financial Statements.” SAB No. 104 requires that revenue be recognized when all of the following conditions are met:

•	Persuasive evidence of an arrangement exists,

•	Delivery has occurred or services have been rendered,

•	Price to the customer is fixed or determinable, and

•	Collectability is reasonably assured.

We assemble and manufacture products for our customers and recognize revenue when persuasive evidence of a sale exists; that is, a product is shipped under an agreement with a customer, risk of loss and title have passed to the customer, the fee is fixed or determinable, and collection of the resulting receivable is reasonably assured. This means that when a product is shipped from one of our factories under the terms of “FOB Factory,” then the risk of loss passes to the customer when the product leaves our factory and we recognize revenue at that time. On the other hand, when a product is shipped “FOB Destination,” then risk of loss during transit is maintained by us. Thus, we recognize revenue when the product is accepted by the customer. Shipping terms with one of our major customers is FOB Destination, and many of those products are shipped by sea, taking four to six weeks to reach their destination.

Shipping and Handling Costs

Shipping and handling costs are expensed to cost of sales for material purchases and delivery of finished products, when not borne by our customers. For the years ended December 31, 2004 and 2003, the amount of shipping and handling costs amounted to approximately $414,000 and $231,000, respectively.

THREE-FIVE SYSTEMS (BEIJING) CO., LTD.

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2004 and 2003

Income Taxes

Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standards (SFAS) No. 109, Accounting for Income Taxes, requires the use of an asset and liability approach in accounting for income taxes. Deferred tax assets and liabilities are recorded based on the differences between the financial statement and tax bases of assets and liabilities and the tax rates in effect when these differences are expected to reverse.

Product Development Costs

Product development costs are expensed as incurred. During the years ended December 31, 2004 and 2003, product development expenses amounted to $164,000 and $162,000 respectively.

Foreign Currency

The Company uses PRC Renminbi as well as the U.S. dollar as its functional currency. The financial statements with functional currency, other than the U.S. dollars, are translated in accordance with SFAS No. 52, “Foreign Currency Translation.” All assets and liabilities are translated at exchange rates ruling at the balance sheet date, and all revenue and expenses are translated at the weighted average exchange rate for the period. The effects of these translation adjustments are reported in other comprehensive income and as a separate component of shareholders’ equity.

The exchange rate between the Renminbi and the U.S. dollar is pegged. The current rate is approximately 8.3 Renminbi to US$1.00 at December 31, 2004 and 2003.

Segment Reporting

The Company accounts for its segments pursuant to SFAS No. 131 “Disclosures about Segments of an Enterprise and Related Information.” Operating segments, as defined in SFAS No. 131, are components of an enterprise for which separate financial information is available and are evaluated regularly by the Company in deciding how to allocate resources and in assessing performance. The financial information is required to be reported on the basis that it is used internally for evaluating the segment performance. The Company considers it operates in only one segment.

3.	INVENTORIES

Inventories consisted of the following at December 31 (in thousands):

December 31	2004	2003

Finished goods	$515	$91
Work-in-progress	24	—
Raw materials	4,469	2,308
Less: reserve for obsolete inventory	(369)	—

Total	$4,639	$2,399

THREE-FIVE SYSTEMS (BEIJING) CO., LTD.

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2004 and 2003

4.	PREPAID EXPENSES AND OTHER CURRENT ASSETS

Prepaid expenses and other current assets consisted of the following at December 31 (in thousands):

December 31	2004	2003

Prepaid expenses	$88	$74
Advances to suppliers	264	2
Business tax and VAT receivable	1,096	569
Other	156	93

Total	$1,604	$738

5.	PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment consisted of the following at December 31 (in thousands):

December 31	2004	2003

Buildings and land use right	$6,519	$6,122
Machinery and equipment	9,464	8,241
Furniture and equipment	399	392
Motor vehicles	95	129
Software	101	75

	16,578	14,959

Less accumulated depreciation	(6,928)	(5,902)

	$9,650	$9,057

Depreciation expense totaled $1,202,000 and $1,198,000 for the years ended December 31, 2004 and 2003 respectively.

6.	ACCRUED LIABILITIES

Accrued liabilities consisted of the following at December 31 (in thousands):

December 31	2004	2003

Accrued payroll and related liabilities	$436	$406
Accrued staff expenses	65	47
Accrued tooling expense	102	28
Other accrued liabilities	219	157

Total accrued liabilities	$822	$638

THREE-FIVE SYSTEMS (BEIJING) CO., LTD.

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2004 and 2003

7.	DEBTS

Loans and notes payable consisted of the following at October 31 (in thousands, except interest payments):

	December 31,	December 31,
	2004	2003
Note payable due April 30, 2005, interest rate 5.304%, interest payable monthly, secured by land use right and buildings	$2,417	$—

Capitalized equipment lease, term three years from November 1, 2004, interest rate 8.02%, monthly payment $211	30	—
Capitalized equipment lease, term three years from July 1, 2004, interest rate 7.37%, monthly payment $628	3	—

	2,450	—

Less: current portion	(2,428)	—

	$22	$—

Maturities of debt are as follows:

Year Ending
December 31	Third parties	Total
2003	$—	$—
2004	—	—
2005	2,428	2,428
2006	13	13
2007	9	9

	$2,450	$2,450

THREE-FIVE SYSTEMS (BEIJING) CO., LTD.

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2004 and 2003

8.	INTERCOMPANY RECEIVABLES AND PAYABLES (in thousands)

December 31	2004	2003

Intercompany Accounts Receivable

Three-Five Systems, Inc. — Tempe, AZ	$134	$4,228
Three-Five Systems, Inc. — Redmond, WA	19	—
TFS Electronic Manufacturing Services SDN BHD	192	—

Total	$345	$4,228

Intercompany Accounts Payable

Three-Five Systems, Inc. — Tempe, AZ	$4,125	$946
Three-Five Systems, Inc. — Redmond, WA	46	—

Total	$4,171	$946

Intercompany sales for the years ended December 31, 2004 and 2003 were $2,619,000 and $9,236,000, respectively. Intercompany purchases for the years ended December 31, 2004 and 2003 were nil. Royalty payments to Three-Five Systems, Inc. were $306,000 and $392,000 for the years December 31, 2004 and December 31, 2003, respectively. The terms of sale were normal credit terms and the intercompany balances did not accrue interest.

9.	COMMITMENTS AND CONTINGENCIES

Legal Matters

From time to time, the Company is involved in routine litigation in the normal course of business. Management is not aware of any outstanding litigation involving the Company.

Purchase Commitments

The Company enters into forward purchase commitments in the normal course of business in anticipation of orders from customers not all of which are matched by contracts from customers. The Company believes that such commitments will be required for future production or could be cancelled without material cost.

10.	CONCENTRATION OF CREDIT RISK

Product sales to Flextronics International, LG Electronics and Three-Five Systems, Inc. accounted for approximately 47% of sales for the year ended December 31, 2004. Product sales to Motorola, Inc and Three-Five Systems, Inc. accounted for approximately 89% of sales for the year ended December 31, 2003. Five main suppliers accounted for 67% of material purchases for the year ended December 31, 2004 and two main suppliers accounted for 29% of material purchases for the year ended December 31, 2003.

THREE-FIVE SYSTEMS (BEIJING) CO., LTD.

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2004 and 2003

11.	INCOME TAXES

The Company has not recorded an income tax expense or benefit for the years ended December 31, 2004 and 2003.

PRC Taxation:

The fiscal tax year end is December 31. The tax rate are 15% for the year ended December 31, 2004 and 7.5% for the year ended December 31, 2003. There are no tax holidays available to the Company. At December 31, 2004 the Company had a tax loss carry forward of approximately $3,052,000. A valuation allowance of $476,000 for the deferred tax asset has been provided as it could not be concluded that it was more likely than not that these assets would be realized.

	As of December 31,
	2004	2003

Tax rate	15%	7.5%
Deferred tax assets:
Net operating loss	$2,290	$1,573
Permanent differences	20	141

	2,310	1,714

Computed tax benefit @ 15% and 7.5%, respectively	347	129
Change in valuation allowance	(347)	(129)

	$—	$—

Deferred tax assets:
Net operating loss (NOL) carry forwards	457	189
Allowance for doubtful accounts receivable	—	4
Start-up expense	(3)	(3)
Accounts payable write off	—	14
Non-operating expense	23	3
Inventory obsolescence	56	(14)
Other	(38)	(20)

Total deferred tax assets	495	173
Deferred tax liabilities:
Depreciation and amortization	19	44

Total deferred tax liabilities	19	44
Less valuation allowance	(476)	(129)

Net deferred tax asset	—	—

THREE-FIVE SYSTEMS (BEIJING) CO., LTD.

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2004 and 2003

12.	SEGMENT AND GEOGRAPHIC INFORMATION

The Company produces display modules for end products of OEM manufacturers and hence operates in one segment. However, the Company has four major geographic territories where it sells and distributes essentially the same products. The geographic territories are the United States, China (including Hong Kong), Asia (excluding Hong Kong and China), and Europe. The following represents geographical data for continuing operations (in thousands):

Revenues

December 31	2004	2003

United States	$3,882	$8,393
China (including Hong Kong)	103	727
Asia (excluding Hong Kong and China)	10,837	—
Europe	564	1,439
Intercompany sales	2,619	9,236

	$18,005	$19,795

“Long-lived Assets”

December 31	2004	2003

China	$9,650	$9,057

13.	SUBSEQUENT EVENT

Subsequent to December 31, 2004, on March 30, 2005, Three-Five Systems, Inc. (the Company’s parent) entered into a definitive Purchase Agreement which was amended on May 25, 2005 (Amendment No. 1 to the Purchase Agreement) and further amended on June 22, 2005 (Amendment No. 2 to the Purchase Agreement) (the “Agreement”) with International DisplayWorks, Inc. (“IDW”) for the sale of all outstanding capital stock of the Company. Under the terms of the Agreement, Three-Five Systems, Inc. would sell all outstanding capital stock of Three-Five Systems (Beijing) Co., Ltd and certain other manufacturing equipment for $8 million. The Company was not selling any accounts payable, accounts receivable, or any liabilities which occurred prior to the closing date as of April 8, 2005, all of which will be netted at the closing.

(b) PRO FORMA FINANCIAL INFORMATION

The Transaction

On March 30, 2005, International DisplayWorks, Inc. (the “Company” or “IDW”) entered into a definitive Purchase Agreement with Three-Five Systems, Inc. (“TFS”) and its wholly owned subsidiaries for the purchase of all outstanding capital stock of TFS’ subsidiary Three-Five Systems (Beijing) Co., Ltd. This purchase agreement was amended on May 25, 2005 (Amendment No. 1 to the Purchase Agreement) and further amended on June 22, 2005 (Amendment No. 2 to the Purchase Agreement) (the “Agreement”). Under the terms of the Agreement, the Company would purchase all outstanding capital stock of Three-Five Systems (Beijing) Co., Ltd. and certain other manufacturing equipment for $8 million. The Company is not acquiring any accounts payable, accounts receivable, or any liabilities which occurred prior to the closing date of April 8, 2005, all of which will be netted at the closing, and may pay TFS for any inventory used in the manufacture of displays after the first $2 million in inventory. The accounting records reflect approximately $5 million in existing inventory, but there is no obligation for the Company to pay TFS for such inventory above the $2 million in credit the Company receives unless and until such inventory is actually used. The obligation to pay for such inventory will expire one year from the closing of the acquisition. In addition to the inventory, the Company also agreed to pay TFS an earn-out, provided that the revenue for such identified business first reaches a threshold of $50.4 million for TFT cell phone display revenue from a Tier 1 customer, and $33.6 million in revenues from a combination of TFT and STN displays in the period beginning April 1, 2005 and ending March 31, 2006. Assuming those thresholds are met, the Company would pay TFS an amount equal to $4.83 million. There are no assurances that there will be excess inventory value that will be paid to TFS, and there are no assurances that the earn-out thresholds in revenue will be met. Any amounts to be paid pursuant to the earn-out will be paid through issuance of IDW common stock based on the trailing five day closing average for such common stock prior to March 31, 2006.

Three-Five Systems (Beijing) Co., Ltd. is a wholly foreign owned enterprise located in Beijing, and has a long term lease and owns the building in which it assembles TFT and CSTN display modules. Under the approval and registration requirements in the People’s Republic of China and the 1997 regulations concerning changes of interest of investors in foreign invested enterprises (“Transfer Regulations”), TFS is required to submit the required application and paperwork for approval of the transfer, and the parties agreed to close the transaction and pay the purchase price upon submission of the application for approval and transfer. The transfer was approved by the PRC authorities on May 16, 2005.

The Entities Involved

International DisplayWorks, Inc. through its wholly owned subsidiary, International DisplayWorks (Hong Kong) Limited acquired 100% of the stock of Three-Five Systems (Beijing) Co., Ltd.

Pro-Forma Reporting Periods

International DisplayWorks, Inc. and its subsidiaries currently report on a fiscal year that ends on October 31. Three-Five Systems (Beijing) Co., Ltd currently reports on a calendar year ending December 31. As the balance sheet of Three-Five Systems (Beijing) Co., Ltd. was included in the quarterly filing of International DisplayWorks, Inc. for the period ending April 30, 2005, no proforma balance sheet is required to be presented.

Statements of Operations

The unaudited pro-forma combined statements of operations for the six-month period ended April 30, 2005 includes the results of operations (November 1, 2004 through April 8, 2005) of Three-Five Systems (Beijing) Co., Ltd and the results of operations (November 1, 2004 through April 30, 2005) of International DisplayWorks, Inc. and its subsidiaries. International DisplayWorks, Inc. began consolidating Three-Five Systems (Beijing) Co., Ltd. in its consolidated financial statements from April 9, 2005.

The unaudited pro-forma combined statement of operations for the twelve-month period includes the profit and loss statement of Three-Five Systems (Beijing) Co., Ltd. for the twelve months ended December 31, 2004 and the statement of operations of International DisplayWorks, Inc. and its subsidiaries for the fiscal year ended October 31, 2004.

In both presentations, the pro-forma eliminations represent the intercompany sales and royalty payments that Three-Five Systems (Beijing) Co. Ltd. made to its parent, Three-Five Systems, Inc., and its subsidiaries which were not acquired in this transaction. International DisplayWorks, Inc. does not plan to sell to these entities and will not be liable for royalty payments to them in the future.

INTERNATIONAL DISPLAYWORKS, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
(in thousands, except Share and per share data)

	For Six Months Ended April 30, 2005 (unaudited)
	IDW and	Three-Five
	Subsidiaries	Systems
	(including Three-	Beijing		Proforma
	Five Systems	(November 1,		Adjustments	Combined
	Beijing April 9	2004 through
	through 30, 2005)	April 8, 2005)	(1)

Sales	$40,789	$8,706	(2)	$(240)	$49,253
Cost of goods sold	33,026	8,808	(3)	(230)	41,601

Gross profit (loss)	7,763	(102)		(10)	7,652

Operating expenses:
General and administrative	3,695	679		—	4,374
Selling, marketing and customer service	1,174	270	(4)	(180)	1,260
Engineering, advanced design and				—	—
product development	251	151		—	402

Total operating expenses	5,120	1,100		(180)	6,036

Operating income (loss)	2,643	(1,202)		170	1,616

Other income (expense):
Interest income	—	3		—	3
Interest expense	(177)	(56)		—	(233)
Other income (expense)	22	(9)		—	13

Total other income (expense)	(155)	(62)		—	(217)

Income (loss) from operations before taxes	2,488	(1,264)		170	1,399

Provision for income taxes	—	—		—	—

Net income (loss)	$2,488	$(1,264)		$170	$1,399

Basic and diluted income per common share
Basic	$0.08				$0.04

Diluted	$0.08				$0.04

Weighted average common shares outstanding
Basic	31,146,049				31,146,049

Diluted	32,131,389				32,131,389

(1)	IDW and subsidiaries consolidated results for the six months ended April 30, 2005 included the results of operations for Three-Five Systems (Beijing) Co. Ltd. for the period April 9 through 30, 2005. Therefore the proforma presentation for the six months ended April 30, 2005 for Three-Five Systems (Beijing) Co., Ltd. only includes the operating results for the period November 1, 2004 through April 8, 2005.

(2)	Elimination of Three-Five Systems intercompany revenue

(3)	Elimination of cost of goods sold associated with Three-Five Systems intercompany revenue

(4)	Elimination of royalty paid by Three-Five Systems (Beijing) Co., Ltd to Three-Five Systems Inc.

INTERNATIONAL DISPLAYWORKS, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
FOR THE TWELVE MONTH PERIODS
(in thousands, except Share and per share data)

	IDW and	Three-Five
	Subsidiaries	System
	12 months	Beijing 12		Proforma
	ended	months		Adjustments	Combined
	October 31,	ended		(unaudited)	(unaudited)
	2004	December 31,
		2004	(4)

Sales	$46,377	$18,005	(1)	$(2,619)	$61,762
Cost of goods sold	36,266	18,615	(2)	(2,401)	52,478

Gross profit (loss)	10,111	(610)		(218)	9,284

Operating expenses:
General and administrative	5,403	1,364		—	6,767
Selling, marketing and customer service	2,096	477	(3)	(306)	2,267
Engineering, advanced design and				—	—
product development	625	164		—	789
Litigation settlement	(625)	—		—	(625)

Total operating expenses	8,749	2,005		(306)	10,448

Operating income (loss)	1,362	(2,615)		88	(1,164)

Other income (expense):
Interest income	—	8		—	8
Interest expense	(396)	(69)		—	(465)
Other income (expense)	108	(18)		—	90

Total other income (expense)	(288)	(79)		—	(367)

Income (loss) from operations before taxes	1,074	(2,694)		88	(1,531)

Provision for income taxes	—	—		—	—

Net income (loss)	$1,074	$(2,694)		$88	$(1,531)

Basic and diluted income (loss) per common share
Basic	$0.04				$(0.06)

Diluted	$0.04				$(0.06)

Weighted average common shares outstanding

Basic	25,647,763				25,647,763

Diluted	27,511,228				27,511,228

(1)	Elimination of Three-Five Systems intercompany revenue

(2)	Elimination of Cost of goods sold associated with Three-Five Systems intercompany revenue

(3)	Elimination of royalty paid by Three-Five Systems (Beijing) Co., Ltd to Three-Five Systems Inc.

(4)	The amounts included for International DisplayWorks, Inc. for the year ended October 31, 2004 and for Three-Five Systems (Beijing) Co., Ltd for the year ended December 31, 2004 are derived from the audited financial statements included in International DisplayWorks, Inc. Form 10-K and Three-Five Systems (Beijing) Co., Ltd. audited financial statements included herein.

Exhibit Index

Exhibit No.	Exhibit Description
23.1	Consent of Independent Registered Public Accounting Firm.